Clough Global Opportunities Fund (NYSE MKT: GLO) 1290 Broadway, Suite 1100 Denver, CO 80203 Contact: Fund Services Group at 877-256-8445	PRESS RELEASE July 9, 2019

Clough Global Opportunities Fund Update on Potential Rights Offering

Denver, Colorado — In June 2019 the Clough Global Opportunities Fund (the “Fund”) filed a preliminary registration statement with the Securities and Exchange Commission (“SEC”) relating to the offering of additional common shares of the Fund pursuant to a rights offering. The Fund is continuing to evaluate the possibility of pursing a rights offering.

If the Fund determines to pursue the rights offering, the final terms of the rights offering are subject to approval by the Fund’s Board of Trustees. There is no assurance that the Fund will proceed with the rights offering.

The rights offering, if made, is subject to the effectiveness of the Fund’s Registration Statement filed with the SEC and will be made only by means of a prospectus.

A final Registration Statement relating to the securities has not been filed with the SEC as of the date of this release. These securities may not be sold nor may offers to purchase be accepted prior to the time the Registration Statement becomes effective with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

The Clough Global Opportunities Fund

The Fund is a closed-end fund with an investment objective of providing a high level of total return. The Fund seeks to achieve this objective by applying a fundamental research-driven investment process and will invest in equity and equity-related securities as well as fixed income securities, including both corporate and sovereign debt. Utilizing Clough Capital’s global research capabilities, the Fund will invest in both U.S. and non-U.S. markets. The Fund’s portfolio managers are Chuck Clough and Rob Zdunczyk. As of May 31st, 2019 the Fund had approximately $613.2 million in total assets. More information, including the Fund’s dividend reinvestment plan, can be found at www.cloughglobal.com or call 877-256-8445.

Clough Capital Partners L.P.

Clough Capital, a Boston-based investment advisory firm which manages approximately $1.8 billion in assets as of May 31st, 2019, serves as investment adviser to the Fund.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain an annual report or semi-annual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully before investing.

The Clough Global Opportunities Fund is a closed-end fund and closed-end funds do not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market's value.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

ALPS Portfolio Solutions Distributor, Inc, FINRA Member Firm.

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